EXHIBIT 10.70

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             AMENDMENT TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT

                                 BY AND BETWEEN

                           PRICELINE.COM INCORPORATED

                                       AND

                                 JEFFERY H. BOYD

                                DECEMBER 10, 2001

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      The Amended and Restated Employment Agreement, dated as of November 20,
2000 (the "EMPLOYMENT AGREEMENT"), by and between priceline.com Incorporated and Jeffery H. Boyd, is hereby amended in the following manner:

      1. The first sentence of Section 2(a) of the Employment Agreement is hereby amended and replaced in its entirety to read as follows:

            "Executive shall serve as President and Chief Operating Officer of the Company."

      2. Section 2(a) of the Employment Agreement is hereby amended by adding the following two sentences at the end of Section 2(a):

            "Executive shall serve during the Employment Term as a member of the Board of Directors of the Company. Upon termination of Executive's employment with the Company, Executive shall resign from the Board of Directors."

      3. Section 4(c)(iv) of the Employment Agreement is hereby amended and replaced to read in its entirety as follows:

            "(iv) TERMINATION. Upon Executive's Termination for Cause or Termination without Good Reason, the unvested portion of the Option shall be immediately forfeited and canceled. Upon termination of Executive's employment with the Company, the portion of the Option that is not, and does not become, vested in accordance with the terms hereof shall be immediately forfeited and canceled. The vested portion of the Option shall expire on the earlier of (i) the tenth
            (10th) anniversary of the Date of Grant, or (ii) (A) eighteen (18) months after any termination if the termination is as of the result of Executive's death, Termination for Disability, Termination without Cause, Termination for Good Reason or non-extension of the Employment Term in accordance with Section 1 hereof as a result of notice from the Company, and (B) ninety (90) days after such termination if such termination is a result of Executive's Termination for Cause or non-extension of the Employment Term in accordance with Section 1 hereof as a result of notice by Executive."

      4. The first sentence of Section 8(c) of the Employment Agreement is hereby amended and replaced to read in its entirety as follows:

            "A Termination for Good Reason means a termination by Executive by written notice given within ninety (90) days after the occurrence of the Good Reason event, and other than in the case of (vii) below, unless such circumstances are fully corrected prior to the date of termination specified in the Notice of Termination for Good Reason (as defined in Section 8(d) hereof)."
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      5. The second sentence of Section 8(c) of the Employment Agreement is hereby amended to add at the end of the sentence:

            "or (vii) the resignation by Executive from the Company at any time after November 20, 2001."

      6. Section 9(d) of the Employment Agreement is hereby amended to read in its entirety as follows:

            "(a) TERMINATION WITH CAUSE. If Executive's employment hereunder is terminated by the Company for Cause, the Executive shall be entitled to receive only his Base Salary through the date of termination, and any unreimbursed business expenses payable pursuant to Section 7. Executive's rights under all benefits plans and equity grants shall be determined in accordance with the Company's plans, programs and grants, except as provided in Section 4(c) and (d) hereof with respect to the Option and the Restricted Stock."

      IN WITNESS WHEREOF, the parties hereto have executed this amendment as of December 10, 2001.

                                             PRICELINE.COM INCORPORATED


                                             /s/ Richard Braddock
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                                             By:    Richard Braddock
                                             Title: Chairman and Chief Executive
                                                    Officer


                                             /s/ Jeffery H. Boyd
                                             -----------------------------------
                                             Jeffery H. Boyd